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                                                                   Exhibit 10.31


                                   ESTATUTOS
                                   ---------

                                   CAPITULO I
                                   ----------
               NOMBRE, DOMICILIO, NACIONALIDAD, OBJETO Y DURACION
               --------------------------------------------------


Articulo 1


La Sociedad se denomina "Grupo P.I. Mabe" que ira seguida por las palabras "Sociedad Anonima de Capital Variable" o de su abreviatura, "S.A. de C.V."

Articulo 2

El domicilio social de la Sociedad es la ciudad de Puebla, Puebla, pero la Sociedad podra establecer agencias, sucursales, oficinas e instalaciones en cualquier lugar de los Estados Unidos Mexicanos y del extranjero y pactar domicilios convencionales, sin que por ello se entienda cambiado su domicilio.

Articulo 3

La Sociedad esta constituida de conformidad con las leyes de los Estados Unidos Mexicanos. Todo extranjero que en el acto de la constitucion o en cualquier tiempo ulterior, adquiera un interes o participacion social en la Sociedad se obliga con la Secretaria de Relaciones Exteriores a considerarse como mexicano respecto de las acciones de la Sociedad, asi como de los bienes, derechos, concesiones, participaciones o intereses de que sea titular la misma, o de los derechos y obligaciones que deriven de los contratos de los que sea parte la propia Sociedad y por lo mismo conviene en no invocar la proteccion de su Gobierno al respecto, bajo la pena, en caso de faltar a su convenio, de perder dicho interes o participacion en beneficio de la Nacion Mexicana.

Articulo 4

La Sociedad tendra por objeto:

(a) Promover, construir y administrar todo tipo de unidades industriales y comerciales, en los Estados Unidos Mexicanos o en el extranjero y prestar servicios de todas clases, incluyendo servicios tecnicos de mantenimiento, instalacion y reparacion por cuenta propia o ajena.

(b) La elaboracion, procesamiento, comercializacion, distribucion, compraventa y en general la realizacion de todos los actos relativos a la elaboracion de productos destinados al consumo humano o animal.

(c) Adquirir o participar en el capital o patrimonio de otras sociedades mercantiles o civiles, formando parte en su

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     constitucion o adquiriendo acciones o participaciones en las ya constituidas, asi como enajenar o transmitir tales acciones o participaciones.

(d) Comprar, vender, disenar, fabricar, ensamblar, contratar, arrendar, subarrendar, instalar, importar, exportar, distribuir, recibir en consignacion o entregar en comision todo tipo de maquinaria, equipo, partes, refacciones, productos y demas bienes y servicios, ya sea directamente o a traves de terceros, necesarios para cumplir con lo dispuesto en el inciso (a) anterior.

(e) Proporcionar todo tipo de servicios, incluyendo de manera enunciativa mas no limitativa, servicios de asistencia tecnica, de mantenimiento, de ingenieria, administrativos, laborales, de asesoria, venta, publicidad, consultoria, facturacion y cobranza, ya sea directa o indirectamente a traves de terceros, en los Estados Unidos Mexicanos o en el extranjero, y sujeto a las disposiciones legales correspondientes.

(f) Participar en el comercio y la industria en general, en los Estados Unidos Mexicanos o en el extranjero, en la medida que lo permitan las leyes y reglamentos aplicables, ya sea directa o indirectamente, para beneficio propio o para beneficio de terceros.

(g) Actuar como mandatario o agente de personas fisicas o morales, ya sea como representante, intermediario o de cualquier otra manera.

(h) Adquirir, vender, arrendar, subarrendar, usar, disfrutar, poseer y disponer bajo cualquier titulo legal de cualquier tipo de bienes muebles o inmuebles.

(i) Emitir, aceptar, endosar, certificar, garantizar o por cualquier otro concepto suscribir, toda clase de titulos de credito.

(j) Sujeto a las disposiciones legales aplicables, la obtencion, adquisicion, posesion, uso y disposicion de todo tipo de concesiones, permisos, licencias, autorizaciones, franquicias, patentes, marcas, nombres comerciales y derechos de autor, asi como de otros derechos de propiedad industrial o intelectual.

(k) Solicitar, obtener y negociar con cualquier autoridad gubernamental ya sea federal, estatal o municipal todo tipo de permisos, concesiones, licencias y autorizaciones de cualquier tipo que puedan ser necesarias o convenientes para el cumplimiento del objeto social de la Sociedad.

(l) Obtener y otorgar prestamos de dinero y celebrar todo tipo de contratos de credito y otorgar cualquier tipo de garantia, incluyendo el otorgamiento y la constitucion de garantias reales y fideicomisos.

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(m)  Celebrar y/o llevar a cabo, en los Estados Unidos Mexicanos o el extranjero, por cuenta propia o de terceros, toda clase de actos principales o accesorios, civiles y comerciales o de cualquier otra indole (inclusive de dominio), contratos o convenios civiles, mercantiles, principales o de garantia, o de cualquier otra indole que esten permitidos por la legislacion aplicable, pudiendo ademas, bien sea como garante, fiador, aval o con cualquier otro caracter, inclusive el de deudor solidario o mancomunado, garantizar obligaciones y adeudos de terceros.

(n) Realizar todos aquellos actos y operaciones que resulten necesarios o convenientes para la consecucion de los fines anteriores.

Articulo 5

La duracion de la Sociedad es de noventa y nueve (99) anos contados a partir de la fecha de constitucion de la Sociedad.


                                  CAPITULO II
                                  -----------
                           CAPITAL SOCIAL Y ACCIONES
                           -------------------------

Articulo 6

El capital de la Sociedad es variable, y estara representado por acciones ordinarias, nominativas, sin expresion de valor nominal. El capital minimo fijo sin derecho a retiro es de $50,000 (cincuenta mil pesos 00/100) M.N., y el capital variable autorizado sera por una cantidad ilimitada. El capital sera susceptible de aumento por: (i) aportaciones posteriores de los accionistas,
(ii) aportaciones en efectivo o en especie por admision de nuevos socios o (iii) capitalizaciones de reserva de valuacion de activos reconocidos en los estados financieros y soportados por el avaluo correspondiente. El capital social podra disminuirse por (i) absorcion de perdidas o (ii) reembolso a los accionistas en forma proporcional o no a su tenencia accionaria, segun lo acuerde la Asamblea de Accionistas; los aumentos o disminuciones se realizaran de acuerdo con lo estipulado en este capitulo y con las disposiciones aplicables del Capitulo VIII de la Ley General de Sociedades Mercantiles. Todo aumento o disminucion al capital social sera debidamente registrado en el Registro de Variaciones de Capital que la Sociedad debera llevar de acuerdo con lo dispuesto en el Articulo 219 de la Ley General de Sociedades Mercantiles. Los aumentos o disminuciones al capital social en su parte fija o en su parte variable seran consecuencia de una resolucion adoptada por la Asamblea General Extraordinaria de Accionistas.

Articulo 7

Las acciones representativas del capital social de la Sociedad conferiran iguales derechos y obligaciones a sus titulares. Las

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acciones deberan dividirse en dos series: (i) acciones Serie "A", las cuales podran ser suscritas y pagadas unicamente por inversionistas mexicanos de conformidad con lo establecido en la Ley de Inversion Extranjera y demas aplicables; y (ii) acciones Serie "B", las cuales seran de libre suscripcion, y por lo tanto podran ser suscritas y pagadas tanto por inversionistas mexicanos como por inversionistas extranjeros.

Articulo 8

Respecto a las acciones que sean propiedad de extranjeros, ademas de las inscripciones procedentes en el Libro de Registro de Acciones que menciona el Articulo 11 de estos Estatutos, deberan hacerse en el Registro Nacional de Inversiones Extranjeras las inscripciones que procedan conforme a lo dispuesto por la Ley de Inversion Extranjera y su Reglamento.

Solamente las personas fisicas o morales cuyos nombres esten inscritos en el Libro de Registro de Acciones podran ejercer los derechos societarios y economicos derivados de los titulos de acciones y de los cupones de los titulos que amparen las acciones emitidas por la Sociedad.

Articulo 9

Los certificados provisionales y los titulos definitivos de acciones cumpliran con las disposiciones establecidas en el Articulo 125 de la Ley General de Sociedades Mercantiles y deberan contener el texto integro del Articulo 3 de estos Estatutos y la leyenda prevista en el Articulo 13 de los mismos. Los titulos definitivos contendran cupones numerados consecutivamente para el pago de dividendos.

Articulo 10

Mientras se emitan los titulos definitivos, podran expedirse certificados provisionales que amparen una o varias acciones. Los certificados provisionales y los titulos definitivos de acciones llevaran la firma de un miembro del Consejo de Administracion designado por la mayoria de los titulares de acciones de la Serie "A" y un miembro designado por la mayoria de los titulares de acciones de la Serie "B".

Articulo 11

La Sociedad contara con un Libro de Registro de Acciones que sera llevado por la propia Sociedad, en el que se inscribiran todas las operaciones de suscripcion, adquisicion y transmision de acciones, con expresion del suscriptor o poseedor anterior y del cesionario o adquirente.

La Sociedad considerara como duena de las acciones representativas del capital social, a las personas registradas como tales en el Libro de Registro de Acciones a que se refiere este Articulo 11.

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Articulo 12

En caso de que el capital social sea aumentado por nuevas aportaciones, los titulares de acciones tendran derechos preferentes para suscribir las nuevas acciones que se emitan en proporcion al numero de las acciones de que sean titulares al momento de ejercitar su derecho. Los accionistas deberan ejercer su derecho de preferencia dentro del termino y bajo las condiciones establecidas que fije para tal objeto la Asamblea de Accionistas que resolviere el aumento de capital, en el entendido, de que el termino no podra ser menor de 15 (quince)
         ---------------
dias contados a partir de la fecha de publicacion del aviso correspondiente en uno de los periodicos de mayor circulacion del domicilio social de la Sociedad respecto de los accionistas que no participaron en la Asamblea y de 15 (quince) dias a partir de la fecha de la Asamblea respecto a los accionistas que si participaron en la misma.

Articulo 13

Excepto por lo previsto en estos Estatutos, los accionistas no podran, directa o indirectamente, vender, ceder, transmitir o de cualquier otra forma disponer de (en lo sucesivo indistintamente "Transferir" o "Transferencia"), todas o parte de sus acciones, sin el consentimiento previo y por escrito del Consejo de Administracion de la Sociedad, en el entendido de que dicho organo debera otorgar su consentimiento a cualquier Transferencia que sea llevada a cabo de conformidad con lo dispuesto en este Articulo 13.

I.   Derecho de Preferencia
     ----------------------

Si en cualquier tiempo un accionista recibe una oferta de compra de buena fe hecha por un tercero no relacionado y dicho accionista desea aceptar la venta de toda o parte de sus acciones, la venta estara sujeta a los siguientes terminos y condiciones:

(a) El accionista que desee vender sus acciones debera en un plazo de 15 (quince) dias habiles de recibir la oferta dar aviso por escrito a los accionistas y al Presidente del Consejo de Administracion de la Sociedad, mencionando el nombre del comprador (el "Comprador"), asi como los terminos, condiciones y elementos esenciales (incluyendo el precio por accion) bajo los cuales el Comprador esta interesado y desea comprar las acciones.

(b) El Presidente del Consejo de Administracion notificara por escrito y por mensajeria con acuse de recibo a los demas accionistas en el domicilio que tengan registrado en los libros sociales respecto del aviso de la venta propuesta, dentro de los 7 (siete) dias naturales siguientes, contados a partir de la fecha en que reciban el aviso mencionado en el parrafo (a) anterior.

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(c)  Los accionistas tendran un derecho de preferencia, en proporcion al numero de acciones de que sean titulares, para adquirir las acciones ofrecidas en terminos no menos favorables que los ofrecidos por el tercero no relacionado de buena fe. Para ejercitar dicho derecho de preferencia, deberan dar aviso por escrito a los accionistas Presidente del Consejo de Administracion de la Sociedad, dentro de los 15 (quince) dias habiles siguientes, contados a partir de la fecha en que el aviso por escrito del accionista de la venta propuesta haya sido recibido, expresando si desean comprar las acciones en los mismos terminos y condiciones que el Comprador.

(d) Si los accionistas no ejercitan su derecho de preferencia para comprar dichas acciones en los terminos y condiciones que se especifican arriba, o si el accionista no responde al aviso de venta dentro del plazo previsto en el parrafo precedente, el accionista vendedor tendra derecho a vender sus acciones al Comprador dentro de los 30 (treinta) dias habiles siguientes al vencimiento del termino de 15 (quince) dias habiles mencionados en el parrafo (c) precedente a un precio igual o mayor al precio del aviso. Si dicha venta no se consuma dentro de dicho termino de 30 (treinta) dias naturales, este Articulo se aplicara nuevamente a cualquier Transmision de acciones.

II.  Derecho de Primera Oferta
     -------------------------


Si en cualquier tiempo un accionista desea transmitir todas o parte de sus acciones sin haber recibido una oferta de compra de buena fe hecha por un tercero no relacionado, dicho accionista estara sujeto a lo siguiente:

(a) El accionista que desee vender todas o parte de sus acciones (el "Vendedor") debera notificar al Presidente del Consejo de Administracion de la Sociedad respecto de su intencion de vender dichas acciones, indicando los terminos, condiciones y elementos esenciales (incluyendo el precio por accion) bajo los cuales esta dispuesto a vender dichas acciones (la "Oferta").

(b) Los otros accionistas tendran el derecho, en proporcion al numero de acciones de que sean titulares, para adquirir las acciones ofrecidas por el Vendedor en los terminos y condiciones establecidos en la Oferta. Para ejercitar dicho derecho estos deberan, dentro de los 30 (treinta) dias naturales siguientes a la fecha en que recibieron la notificacion de la venta propuesta, notificar por escrito al Presidente del Consejo de Administracion de la Sociedad si desean o no adquirir las acciones en los terminos y condiciones establecidos en la Oferta.

(c) Si los accionistas no desean ejercitar su derecho para adquirir las acciones o si no responden al aviso correspondiente, el Vendedor podra transmitir sus acciones a un tercero no relacionado en los mismos terminos y condiciones que aquellos establecidos en la Oferta, pero en ningun caso en terminos o condiciones menos favorables para el Vendedor que

                                       6
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     aquellos contenidos en la Oferta; en el entendido, sin embargo, de que
                                       ---------------  -----------
     dicha venta de acciones al tercero no relacionado debera consumarse en un plazo maximo de 60 (sesenta) dias naturales contados a partir de la expiracion del termino de 30 (treinta) dias naturales a que se refiere el parrafo (b) que antecede y debera cumplir con el requisito establecido en el primer parrafo de este Articulo 13. En caso de que la venta de acciones al tercero no relacionado no sea consumada dentro de dicho plazo de 60 (sesenta) dias naturales, entonces las disposiciones de esta Clausula II volveran a ser aplicadas.

III. Derecho de Co-venta
---- -------------------

En caso de que cualquiera de las accionistas de la Sociedad (el "Accionista Receptor") reciba una oferta de compra hecha de buena fe (la "Oferta del Tercero") por un tercero no relacionado (el "Tercero Oferente") para comprar las acciones propiedad del Accionista Receptor y en caso de que el derecho de preferencia otorgado en este Articulo no sea ejercido, entonces las siguientes reglas aplicaran:

(a) El Accionista Receptor debera notificar inmediatamente por escrito a los otros accionistas de la Sociedad (los "Otros Accionistas") sobre la Oferta del Tercero, cuya notificacion debera ir acompanada de una copia de la Oferta del Tercero.

(b)  Los Otros Accionistas, al recibir la notificacion a que se refiere el punto
     (a) anterior, tendran el derecho, mediante notificacion por escrito al Accionista Receptor (la "Notificacion de Co-venta") dentro de los 15 (quince) dias naturales siguientes a la recepcion de la notificacion a que se refiere el punto (a) anterior, para hacer que el Accionista Receptor incluya, en cualquier venta hecha al Tercero Oferente por el Accionista Receptor, todas las acciones de los Otros Accionistas (las "Acciones de los Otros Accionistas").

(c) Inmediatamente despues de recibir la Notificacion de Co-venta, el Accionista Receptor debera avisar al Tercero Oferente de lo anterior y, por cuenta propia y de los Otros Accionistas, ofrecera vender al Tercero Oferente las Acciones de los Otros Accionistas sujetas a la Notificacion de Co-venta (la "Oferta Conjunta de los Accionistas"), en los mismos terminos y condiciones establecidos en la Oferta del Tercero, junto con las Acciones del Accionista Receptor objeto de la Oferta del Tercero.

(d) En caso de que el Tercero Oferente acepte adquirir todas las Acciones de los Otros Accionistas sujetas a la Oferta Conjunta de los Accionistas, dicha venta sera hecha de acuerdo con los terminos y condiciones establecidos en la Oferta del Tercero como si la Oferta del Tercero fuera hecha a, y aceptada por, los Otros Accionistas y fuera respecto de todas las Acciones de los Otros Accionistas sujetas a la Oferta Conjunta de los Accionistas, excepto que los Otros Accionistas y el Tercero Oferente convengan algo distinto por escrito.

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(e)  En caso de que el Tercero Oferente informe al Accionista Receptor que no acepta la Oferta Conjunta de los Accionistas, entonces el Accionista Receptor podra elegir entre: (i) transmitir al Tercero Oferente las acciones que este esta dispuesto a adquirir, en el entendido de que las acciones que seran transmitidas incluiran acciones del Accionista Receptor y acciones de los Otros Accionistas, en forma proporcional al numero de acciones que el Accionista Receptor y los Otros Accionistas sean propietarios, o (ii) no aceptar la Oferta del Tercero.

Cualquier Transferencia de Acciones en contravencion a lo dispuesto en este Articulo 13 sera nula. Los certificados provisionales y titulos definitivos de acciones representativas del capital social de la Sociedad deberan contener la siguiente leyenda:

     "La transmision de las acciones representadas por el presente [certificado][titulo definitivo] se encuentra sujeta a las restricciones contenidas en el Articulo 13 de los estatutos de la Sociedad y debera ser aprobada por el Consejo de Administracion de la Sociedad. Cualquier transmision de acciones en contravencion a dichas restricciones sera nula y no se registrara en los libros de la sociedad."


                                  CAPITULO III
                                  ------------
                            ASAMBLEAS DE ACCIONISTAS
                            ------------------------

Articulo 14

Las Asambleas de Accionistas seran Generales y Especiales. La Asamblea General de Accionistas es el organo supremo de la Sociedad. Las Asambleas Generales de Accionistas seran Ordinarias y Extraordinarias; las cuales deberan siempre de celebrarse en el domicilio social, salvo caso fortuito o causa de fuerza mayor. Las que se reunan para tratar cualquiera de los asuntos a que se refiere el Articulo 182 de la Ley General de Sociedades Mercantiles y los asuntos establecidos en el inciso (c) del Articulo 21 de estos Estatutos Sociales, seran Asambleas Extraordinarias; todas las demas seran Asambleas Ordinarias de Accionistas.

Seran Asambleas Especiales de Accionistas aquellas que se reunan en los terminos y para afectos del Articulo 195 de la Ley General de Sociedades Mercantiles.

Articulo 15

La Asamblea Ordinaria de Accionistas se reunira por lo menos una vez al ano dentro de los cuatro meses siguientes a la clausura del ejercicio social, para tratar los asuntos incluidos en el Orden del Dia y los asuntos mencionados en el articulo 181 de la Ley General de Sociedades Mercantiles, excepto por lo que se

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refiere al Presidente del Consejo de Administracion, respecto del cual se debera estar al Contrato Marco.

Articulo 16

Las Asambleas de Accionistas seran convocadas por cualquier miembro del Consejo de Administracion, mediante solicitud por escrito dirigida al Presidente o al Secretario de la Sociedad, o tambien a solicitud de los accionistas en los terminos de los Articulos 184 y 185 de la Ley General de Sociedades Mercantiles,
o por el(los) Comisario(s) de conformidad con el Articulo 166 fraccion VI de dicha ley.

Articulo 17

Las convocatorias para las Asambleas de Accionistas deberan publicarse en uno de los periodicos de mayor circulacion del domicilio social por lo menos 15 (quince) dias antes de la fecha fijada para la Asamblea.

No se requerira publicacion de convocatoria alguna cuando al momento de las votaciones se encuentre representada la totalidad de las acciones ordinarias que integren el capital social.

Articulo 18

Los accionistas podran hacerse representar en las Asambleas por un apoderado que cuente con poder general o especial o mediante simple carta poder firmada ante dos testigos.

Para ser admitidos en las Asambleas de Accionistas, los accionistas deberan estar debidamente inscritos en el Libro de Registro de Acciones que la Sociedad debe llevar de acuerdo a lo establecido en el Articulo 128 de la Ley General de Sociedades Mercantiles y el Articulo 11 de estos Estatutos.

Articulo 19

Las Asambleas Ordinarias y Extraordinarias de Accionistas, seran presididas por el Presidente del Consejo de Administracion y en su ausencia por el accionista o representante de accionistas que designe la Asamblea por mayoria de votos de las acciones presentes.

El Secretario de la Sociedad actuara como Secretario de las Asambleas de Accionistas, y en su ausencia, lo hara la persona designada por la Asamblea por mayoria de votos de las acciones presentes. El Presidente de la Asamblea designara un Escrutador de entre los accionistas y representantes de accionistas presentes, quien determinara la existencia o falta de quorum, y contara los votos emitidos.

Articulo 20

Las Asambleas Generales Ordinarias de Accionistas se consideran legalmente instaladas en virtud de primera convocatoria si se

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encuentran representadas cuando menos la acciones que representen la mayoria de las acciones ordinarias representativas del capital social, y en virtud de segundo o ulterior convocatoria, cualquiera que sea el numero de acciones ordinarias representadas en la Asamblea de que se trate.

Sujeto a lo previsto en el Articulo 21 de estos Estatutos Sociales, las Asambleas Generales Extraordinarias de Accionistas se consideran legalmente instaladas en virtud de primera, segunda o ulterior convocatoria, si se encuentran representadas cuando menos el setenta y cinco por ciento (75%) de las acciones ordinarias representativas del capital social.

Articulo 21

(a) Los acuerdos tomados en Asamblea General Ordinaria de Accionistas celebrada en virtud de primera, segunda o ulterior convocatoria seran considerados validos si se aprueban por el voto de las acciones que representan cuando menos la mayoria de las acciones ordinarias representadas en la Asamblea.

(b) Sujeto a lo previsto en el parrafo inmediato siguiente, los acuerdos tomados en Asamblea General Extraordinaria de Accionistas celebrada en virtud de primera, segunda o ulterior convocatoria, seran considerados validos si se aprueban por el voto de las acciones que representan cuando menos el cincuenta y uno por ciento (51%) de las acciones ordinarias representativas del capital social.

(c) No obstante cualquier estipulacion en contrario establecida en estos Estatutos Sociales, para que la Asamblea General Extraordinaria resuelva o tome cualquier acuerdo o resolucion respecto de cualquiera de los asuntos o materias listadas a continuacion (los "Asuntos Importantes"), se requerira siempre del voto afirmativo de los accionistas titulares de la mayoria de las acciones de la Serie "B":

           (i) Sujeto a lo dispuesto en este articulo, en caso de que no se obtenga el voto afirmativo del la mayoria de (i) las acciones con derecho a voto de la Sociedad (incluyendo el voto afirmativo de no menos de la mayoria de las acciones Serie "B" con derecho a voto), en asambleas de generales extraordinarias de accionistas de la Sociedad, o
        (ii) el Consejo de Administracion (incluyendo el voto afirmativo del Consejero de la Serie "B" (o su suplente)), la Sociedad no debera (y la Sociedad se asegurara, en relacion con alguna de sus subsidiarias, que dichas subsidiarias no deberan), en una transaccion o serie de transacciones, tomar acciones en relacion con cualquiera de los siguientes asuntos (los "Asuntos de Supermayoria"):

                (1) El nombramiento o sustitucion del Presidente del Consejo de Administracion de la Sociedad (en el entendido de que PTB International, Inc.

             conviene que Gilberto Marin Quintero sera el Presidente del Consejo de Administracion de la Sociedad a partir de esta fecha);

                (2) La adopcion o modificacion de las politicas contables a ser seguidas por la Sociedad (o cualquier subsidiaria de ella), en la medida de que la Sociedad tenga discrecion de acuerdo con los Principios de Contabilidad Generalmente Aceptados en Mexico, en cuanto a la adopcion o modificacion de dichas politicas, y en la seleccion y contratacion de los auditores de La Sociedad (y cualquier subsidiaria ), que deberan ser una de las "Grandes Cinco" firmas de contadores;

                (3) La emision de cualesquier acciones del capital social de la Sociedad o de cualquier subsidiaria de la Sociedad, o cualquier cambio en el capital social de la Sociedad de tiempo en tiempo o de cualquiera de sus subsidiarias, o el otorgamiento de una opcion sobre, o emision de cualquier derecho sobre titulos o valores, convertibles en acciones del capital social de la Sociedad o de cualquier subsidiaria, o el listado de cualquier intercambio publico u ofrecimiento o colocacion publica de venta de cualquier accion del capital social de la Sociedad o cualquier subsidiaria o cualquier capital u otro valor de la Sociedad o cualquier subsidiaria.

                (4) Cualquier cambio en, o variacion de, la politica en relacion a los Dividendos de la Sociedad, tal y como se establece en el Articulo 37 de estos estatutos;

                (5) Cualquier modificacion en el numero de miembros del Consejo de Administracion de la Sociedad;

                (6) Cualquier modificacion o reforma a los Estatutos Reformados y Modificados de la Sociedad;

                (7) La decision de adquirir cualquier negocio, propiedad (real o personal) o activo (tangible o intangible), en una transaccion o una serie de transacciones, con un valor agregado que exceda de los U.S.$30 millones de dolares moneda de curso legal en los Estados Unidos de America ("Dolares") en un ano fiscal, o la aprobacion de cualquier contrato que prevea la reorganizacion, fusion o escision de la Sociedad (o de alguna de sus subsidiarias) con o en otra entidad o cualquier otro negocio, transformacion, disolucion, liquidacion, reorganizacion o venta de todos o parte de los activos de la Sociedad (o de alguna de sus Subsidiarias); y

                (8) El que la Sociedad incurra, dentro del mismo ano fiscal, en deuda, este o no garantizada y en una o mas de una transaccion, en una cantidad principal conjunta total que exceda de U.S.$30 millones de Dolares el otorgar dentro del mismo ano fiscal una prenda, hipoteca o garantia real sobre cualquier activo de la Sociedad (o de cualquiera de sus subsidiarias), o cualquier otro tipo de gravamenes sobre los activos de la Sociedad (o de sus subsidiarias), cuando el valor de los activos afectados exceda, en el agregado, de dos veces la cantidad principal de cualquier deuda garantizada en esa transaccion.

           (ii) Las cantidades establecidas en los numerales 7 y 8 deberan ser ajustadas cada ano de conformidad con el Indice de Precios al Consumidor emitido por el Departamento del Trabajo de los Estados Unidos de America.

No obstante, en el caso de que ocurre un Cambio de Control (segun se define dicho termino a continuacion) respecto de Paragon Trade Brands, Inc. o PTB International, Inc., la Asamblea General Extraordinaria podra validamente adoptar resoluciones respecto de los asuntos listados en los incisos (c)(i)1, 4, 7 y 8 anteriores, sin el voto afirmativo de los accionistas titulares de la mayoria de las acciones de la Serie "B".

Para efectos de estos Estatutos Sociales "Cambio de Control" significara o se entendera que ocurra, respecto a PTB International,Inc. o Paragon Trade Brands, Inc (cualquiera de ellos referidos como la "Sociedad" para efectos unicamente de esta definicion) cuando ocurra cualquiera de lo siguiente:

   (a) una adquisicion, a partir de esta fecha, por un individuo, entidad o grupo ("grupo" significara dos o mas personas actuando como socios, una sociedad de responsabilidad limitada, sindicato u otro grupo con el objeto de adquirir, retener o disponer valores) de la propiedad (de conformidad a lo dispuesto en la Regla 13d-3 del Decreto de Intercambio de Valores de 1934 de los Estados Unidos de America (U.S. Securities Exchange Act of 1934), segun sea este modificado (el "Decreto de Intercambio")), directa o indirectamente, en uno o mas operaciones relacionadas, ya sea de mas del 50% (i) de las acciones comunes en circulacion de la Sociedad (las "Acciones Comunes"), o (ii) de la combinacion de las acciones con derecho a voto de la Sociedad que votan generalmente en la designacion de los miembros del Consejo de Administracion de la Sociedad (las "Acciones de Voto");

   (b) individuos que, a partir de esta fecha, constituyan el Consejo de Administracion (el "Consejo Existente") de la Sociedad, cesen por cualquier razon de constituir la mayoria del Consejo de Administracion (el "Consejo") de la Sociedad; en el entendido, sin embargo, que cualquier individuo que sea designado subsecuentemente como miembro del consejo cuya designacion, o nominacion para designacion por los accionistas de la Sociedad, sea aprobada por el voto de cuando menos la mayoria de los miembros del consejo en funciones a esa fecha que constituyan el Consejo Existente sera considerado como si dicho individuo fuera un miembro del Consejo Existente, pero excluyendo para estos efectos a cualquier individuo cuyo inicio de funciones ocurra como resultado ya sea la amenaza de o la reclamacion por la designacion o por la amenaza de la solicitud de cartas poder o consentimientos;

   (c) la venta o cualquier otra disposicion de todos o substancialmente todos los activos de la Sociedad;

   (d) (i) la reorganizacion, (ii) la fusion, o (iii) la consolidacion, distinta al reorganizacion, fusion o la consolidacion en las que todos o substancialmente todos los individuos y entidades que eran los propietarios, inmediatamente antes de dicha reorganizacion, fusion o consolidacion, de las Acciones Comunes y las Acciones de Voto sean los propietarios, directa o indirectamente, inmediatamente despues de dicha reorganizacion, fusion o consolidacion de mas del 51% de las entonces Acciones Comunes en circulacion y las Acciones de Voto (con derecho a voto generalmente en la eleccion de los miembros del consejo) de la entidad que resulte de dicha reorganizacion, fusion o consolidacion en substancialmente las mismas proporciones a las de su participacion como propietarios, inmediatamente antes de dicha reorganizacion, fusion o consolidacion de las Acciones Comunes o de las Acciones de Voto; o

   (e) aprobacion por parte de los accionistas de la Sociedad de una completa o substancialmente completa liquidacion o disolucion de la Sociedad.

Los acuerdos tomados fuera de Asamblea, por unanimidad de votos de los accionistas que representen la totalidad de las acciones ordinarias, o de la categoria especial de acciones de que se trate en su caso, tendran para todos los efectos legales, la misma validez que si hubieren sido adoptados reunidos en Asamblea General o Especial, respectivamente, siempre que se confirmen por escrito y sean firmados por todos los accionistas.

Articulo 22

Las actas de las Asambleas de Accionistas seran transcritas en el Libro de Actas respectivo. De cada Asamblea se formara un expediente en el que se conservaran ejemplares del acta, la lista de asistencia, las cartas poder, copia de las publicaciones en que haya aparecido la convocatoria para la Asamblea, en su caso, y los documentos que fueran presentados a consideracion de la Asamblea, tales como informes del Consejo de Administracion y Comisarios, y estados financieros de la Sociedad.

Cuando la transcripcion de alguna acta de Asamblea no pudiera ser registrada en el Libro de Actas correspondiente, la misma sera protocolizada ante Notario Publico.

Las actas de Asambleas Generales Extraordinarias de Accionistas deberan ser protocolizadas ante Notario Publico.

Las actas de las Asambleas de Accionistas, asi como las constancias respecto de las que no se hubieran podido celebrar por falta de quorum, seran firmadas por aquellas personas que fungieron como Presidente y Secretario de la Asamblea, asi como por los Comisarios que hubieren asistido.


                                  CAPITULO IV
                                  -----------
                          ADMINISTRACION Y VIGILANCIA
                          ---------------------------

Articulo 23

La administracion de la Sociedad estara a cargo de un Consejo de Administracion, integrado por 5 (cinco) miembros propietarios y sus respectivos suplentes, de los cuales 4 (cuatro) miembros propietarios y sus respectivos suplentes seran designados por la mayoria de los titulares de acciones de la Serie "A" y sus respectivos suplentes (los "Consejeros Serie A"), y 1 (un) miembro propietario y su respectivo suplente sera designados por la mayoria de los titulares de acciones de la Serie "B" (el "Consejero Serie B"). Los Consejeros suplentes Serie A unicamente podran suplir a los Consejeros propietarios Serie A, y el Consejero suplente Serie B unicamente podra suplir al Consejero propietario Serie B. Los Consejeros Propietarios y los Suplentes, en su caso, podran o no ser accionistas; duraran en su cargo un ano, y podran ser reelectos indefinidamente, pero en todo caso continuaran en funciones hasta que las personas designadas para sustituirlos tomen posesion de sus cargos. Para tales efectos, se entendera por un ano el periodo transcurrido entre la fecha de celebracion de una Asamblea Anual y la fecha de la celebracion de la siguiente Asamblea del mismo tipo.

Articulo 24

No obstante lo previsto en el Articulo 23 de estos Estatutos Sociales, cualquier accionista o grupo de accionistas tenedores de por lo menos el veinticinco por ciento (25%) del capital social tendran el derecho de nombrar uno de los cinco Consejeros Propietarios y, en su caso, al respectivo Suplente.

Articulo 25

La Asamblea de Accionistas designara de entre sus miembros al Presidente de dicho Consejo excepto por lo que se refiere al Presidente del Consejo de Administracion, respecto del cual se debera de estar al Contrato Marco. Ademas, el Consejo de Administracion o la Asamblea de Accionistas designara un Secretario quien podra o no ser miembro del propio Consejo. El Presidente vigilara que se cumplan los acuerdos tomados tanto por la Asamblea de Accionistas como por el Consejo de Administracion. El Presidente del Consejo de Administracion no tendra voto de calidad. Si el Secretario fuese designado tambien Consejero, no se alterara el numero de miembros del Consejo a mas de cinco.

El Secretario debera entregar copias autentificadas de todos las actas de sesiones del Consejo de Administracion y/o de las Asambleas de Accionistas, y copias de todos los asientos en los libros de Registro de Actas de sesiones del Consejo de Administracion, Registro de Actas de Asambleas de Accionistas, Registro de Variaciones de Capital y Registro de Acciones y cualesquiera otros que mantenga la sociedad a cada uno de los accionistas dentro de los 5 (cinco) dias siguientes a la fecha de la Asamblea, de la Sesion del Consejo de Administracion o del asiento de que se trate debidamente autentificado por dicho Secretario.

Articulo 26

El Consejo de Administracion celebrara sus Sesiones cuando sea convocado por el Presidente del Consejo . Cualquier Consejero podran solicitar al Presidente del Consejo de Administracion o al Secretario de la Sociedad que se convoque a una sesion del Consejo de Administracion, en cuyo caso, el Presidente del Consejo de Administracion o el Secretario tendra la obligacion de convocar a una sesion de dicho consejo dentro de los siguientes 5 (cinco) dias naturales a la fecha en la que reciba la solicitud por escrito del Consejero interesado. El Consejo de Administracion podra determinar, en la primera sesion que celebre despues de la clausura de cada ejercicio social, las fechas para la celebracion de las sesiones que hayan de verificarse durante el ejercicio social de que se trate.

Salvo que se opongan por lo menos un Consejero de la Serie A (o su suplente) y por un Consejero de la Serie B (o su suplente), lo permitan, el Consejo de Administracion de la Sociedad debera sesionar por lo menos trimestralmente, durante cada ano fiscal. La notificacion de cada sesion del Consejo de Administracion, junto con la orden del dia por escrito para dicha sesion y los materiales y reportes, a ser sometidos en dicha sesion, deberan de entregarse a cada consejero y a los comisarios de la Sociedad (y, si el puesto de un consejero esta vacante, a la parte con derecho a nombrar a dicho consejero del Consejo de

Administracion de la Sociedad) con por lo menos tres (3) Dias Habiles de anticipacion a la fecha en que se celebrara la sesion y con por lo menos un
(1) Dia Habil antes de cualquier sesion especial o urgente del Consejo de Administracion. Los accionistas acuerdan que ninguna resolucion se tomara en una sesion del Consejo de Administracion (o cualquier comite ejecutivo o similar del Consejo de Administracion, en donde participe una de la personas nombradas por los accionistas) salvo que cada Consejero (o miembro de un comite o parte, segun el caso) haya recibido notificacion de la sesion, de acuerdo con el tiempo senalado en el enunciado anterior o renuncia por escrito a dicha notificacion. La notificacion sera emitida, despues de que esfuerzos razonables hayan sido realizados, para consultar con los Consejeros (o miembro de un comite o Consejero de una serie de las acciones , segun el caso) para determinar su disponibilidad y para coordinar sus agendas, en la medida de lo posible, por el Secretario de la Sociedad o a peticion de dos (2) Consejeros propietarios. Las Sesiones del Consejo de Administracion de la Sociedad se celebraran en las oficinas corporativas de la Sociedad o en Mexico (o en cualquier lugar fuera o dentro de Mexico, segun lo convenido por los consejeros). Todas la sesiones del Consejo de Administracion podran celebrarse en persona, por conferencia telefonica, video conferencia o equipo de comunicacion similar, en donde cada consejero que participe en dicha sesion pueda oir y ser oido por todos los demas consejeros que participen en dicha sesion. En caso de una sesion del Consejo de Administracion de la Sociedad en la que los consejeros participen en dicha sesion del Consejo de Administracion por medio de una conferencia telefonica, video conferencia o equipo de comunicacion similar, cualquier resolucion del Consejo de Administracion en dicha sesion debera de constar por escrito, firmada por cada uno de los consejeros. Los Consejeros Suplentes podran asistir (sin embargo, salvo que esten sustituyendo a un consejero debidamente nombrado, no podran votar) en las sesiones del Consejo de Administracion. Habra quorum en las sesiones del Consejo de Administracion, si por lo menos tres (3) de los consejero propietarios (o sus suplentes) estan presentes; en el entendido, sin
                                                          ---------------  ---
embargo, que con relacion a los asuntos a que se refiere el Articulo 21 de estos
-------
estatutos en la medida de que sean tratados en el Consejo de Administracion, dicho quorum incluira a los Consejeros de la Serie B (o su suplente). Una resolucion por escrito firmada por todos los consejeros sera valida y tendra los mismos efectos como si se hubiera tomado en una sesion del Consejo de Administracion debidamente convocada y celebrada. Dicha resolucion podra constar en un solo documento o en varios documentos.

No sera necesaria convocatoria alguna cuando todos los Consejeros Propietarios o sus Suplentes se encuentren presentes.

Articulo 27

El Consejo de Administracion celebrara sus sesiones en el domicilio social o fuera de este incluyendo el extranjero.

Las actas de las Sesiones del Consejo de Administracion seran transcritas en el Libro de Actas respectivo, y seran firmadas por el Presidente, el Secretario y, en su caso, los Comisarios que hubieren asistido. De cada Sesion de Consejo de Administracion se formara un expediente en el que se conservaran ejemplares del acta, asi como toda documentacion relevante en relacion con la misma.

Articulo 28

(a) Salvo en los casos previstos en el inciso (b) inmediato siguiente, para que las Sesiones del Consejo de Administracion se consideren legalmente instaladas, debera estar presente la mayoria de los Consejeros Propietarios
     o sus respectivos Suplentes, y el Consejo de Administracion adoptara sus resoluciones por mayoria de votos de los Consejeros, ya sean estos Propietarios o sus respectivos Suplentes.

(b) No obstante lo previsto en el inciso (a) anterior, para que el Consejo de Administracion adopte cualquier resolucion respecto algun Asunto Importante, se requerira en todos los casos del voto afirmativo del Consejero Serie B (o su respectivo suplente). No obstante, en el caso de que ocurra un Cambio de Control respecto de Paragon Trade Brands, Inc. o PTB International, Inc., el Consejo de Administracion podra validamente adoptar resoluciones respecto de los asuntos listas en los incisos 1, 4, 7 y 8 del inciso (c) del Articulo 21 de estos Estatutos Sociales, sin requerirse el voto afirmativo del Consejero de la Serie B (o su respectivo suplente).

(c) Las resoluciones tomadas fuera de la Sesion de Consejo de Administracion por unanimidad de sus miembros Propietarios, tendran para todos los efectos legales, la misma validez que si hubieren sido adoptadas en Sesion de Consejo, siempre que se confirmen por escrito por todos los Consejeros Propietarios de dicho organo.

Articulo 29

Sujeto a los requerimientos y limitaciones establecidas en el Articulo 28 y las demas disposiciones previstas en estos Estatutos Sociales o bajo la legislacion aplicable, el Consejo de Administracion en su caso, tendra todas las facultades comprendidas en los poderes generales para pleitos y cobranzas, para administrar bienes y para ejercer actos de dominio, con todas las facultades generales y las especiales que requieren clausula especial conforme a la ley, en los terminos del articulo 2554 del Codigo Civil para el Distrito Federal y de las disposiciones correlativas de los Codigos Civiles de los Estados de los Estados Unidos Mexicanos; por lo tanto, representaran a la Sociedad ante toda clase de autoridades administrativas y judiciales, federales, estatales o municipales, ante las Juntas de Conciliacion y Arbitraje y demas autoridades de trabajo y ante arbitros. Los poderes antes mencionados incluyen, de manera enunciativa y no limitativa, facultades para:

(a) Interponer y desistirse toda clase de juicios y recursos, incluyendo juicios de amparo, para transigir, comprometer en arbitros, articular y absolver posiciones, hacer cesion de bienes, recusar y recibir pagos, para discutir, para recibir pagos, para negociar, celebrar y revisar contratos colectivos o individuales de trabajo;

(b) Realizar todas las operaciones y celebrar, modificar y rescindir contratos inherentes a los objetos de la Sociedad;

(c)  Manejar cuentas bancarias;

(d)  Constituir y retirar toda clase de depositos;

(e) Nombrar y remover al Director General y a cualquiera otros funcionarios y gerentes, subgerentes, agentes y empleados de la Sociedad y determinar sus facultades, obligaciones y remuneraciones;

(f)  Para otorgar y revocar poderes generales y especiales;

(g)  Para establecer y clausurar sucursales, agencias y dependencias;

(h)  Para ejecutar los acuerdos tomados por la Asamblea de Accionistas;

(i) Para representar a la Sociedad en caso de que sea accionista de otras sociedades o entidades, asi como para comprar o suscribir acciones o partes sociales de las mismas, en el momento de su constitucion o en cualquier tiempo ulterior; y

(j) Para presentar quejas y denuncias de caracter penal, para otorgar perdon y constituirse en colaborador del Ministerio Publico y aceptar y ejercitar en nombre de la Sociedad poderes y representaciones de personas de nacionalidad mexicana o extranjera, ya sea para contratar en nombre de ellas o para comparecer en juicio.

El Consejo de Administracion tendra ademas en los terminos del articulo 9 de la Ley General de Titulos y Operaciones de Credito, poder general para girar, aceptar y endosar titulos de credito, asi como para protestarlos.

Articulo 30

El Secretario autorizara copias o extractos de las actas de las Sesiones del Consejo de Administracion, Asambleas de Accionistas y de los demas documentos de la Sociedad, y llevara el archivo y correspondencia del Consejo.

Articulo 31

El Director General o cualquiera otros directores y gerentes en su caso, tendran las facultades que les fueran conferidas al ser designados como tales y que en todo caso podran ampliarselas o restringirselas por resolucion expresa del Consejo de Administracion de conformidad con lo establecido en el Articulo 29 de estos Estatutos.

Articulo 32

La vigilancia de la Sociedad estara a cargo de un Comisario, el cual podra tener su respectivo Suplente si asi lo acuerda la Asamblea General Ordinaria de Accionistas. El Comisario y su Suplente podra o no ser accionistas de la Sociedad, durara(n) en su puesto un ano y podra(n) ser reelegido(s) indefinidamente, pero en todo caso, continuara(n) en funciones hasta que las persona(s) designada(s) para sustituirlo(s) tome(n) posesion de su(s) cargo(s). Para este efecto se entendera un ano el periodo transcurrido entre la fecha de celebracion de una Asamblea General Ordinaria Anual de Accionistas y la fecha de celebracion de la siguiente Asamblea del mismo tipo.

El Comisario podra en cualquier tiempo solicitar al Secretario del Consejo de Administracion, una copia certificada por notario publico del acta de cualquier Asamblea de Accionistas o Sesiones del Consejo de Administracion. Todo accionista de la Sociedad podra instruir al Comisario respecto a asuntos o areas especificas que desea sean vigiladas por dicho accionista.

Articulo 33

El Comisario tendra las facultades y obligaciones impuestas por el Articulo 166 de la Ley General de Sociedades Mercantiles y demas disposiciones aplicables.

Articulo 34

Los miembros del Consejo de Administracion, y el (los) Comisario(s) no tendran la obligacion de garantizar el desempeno de sus cargos.


                                   CAPITULO V
                                   ----------
             EJERCICIO SOCIAL; DIVIDENDOS  E INFORMCION FINANCIERA
             -----------------------------------------------------

Articulo 35

Sin perjuicio de lo que al respecto establezcan las leyes, los ejercicios sociales comprenderan doce meses y se iniciaran el 1 de enero de cada ano y terminaran el 31 de diciembre del mismo ano.

Articulo 36

Dentro de los cuatro meses siguientes a la fecha de cierre de cada ejercicio social, el Consejo de Administracion preparara un reporte que incluya la informacion prevista en el Articulo 172 de la Ley General de Sociedades Mercantiles, el cual sera sometido a la aprobacion de la Asamblea General Ordinaria Anual de Accionistas.

Articulo 37

Con sujecion a las disposiciones legales aplicables, incluyendo aquellas relativas a la participacion de los trabajadores en las utilidades, cada ano se separara de las utilidades netas el porcentaje que la Asamblea de Accionistas senale, que no debera ser menor al cinco por ciento (5%), para formar el Fondo de Reserva Legal, hasta que dicho fondo sea equivalente a por lo menos la quinta parte del capital social. Este fondo sera reconstituido de la misma manera cuando sea disminuido por cualquier razon. La aplicacion del resto de las ganancias netas se hara de acuerdo con lo siguiente:.

Desde y despues de la fecha de cierre del Contrato Marco y sujeto a las disposiciones legales aplicables de Mexico y principios contables, la Sociedad declarara y pagara dividendos (los "Dividendos"), de tiempo en tiempo (pero cuando menos anualmente), hasta una cantidad equivalente al 75% de su Flujo de Efectivo Excedente (respecto al periodo que haya culminado en el mas reciente fin de mes antes de la declaracion de dicho Dividendo, y el inicio de lo ultimo que ocurra entre (x) la fecha del Contrato Marco, o (y) la fecha del Dividendo mas reciente) en favor de los accionistas en proporciones respectivas a sus participacion en el capital social de la Sociedad, al momento de ocurrir dicho pago de Dividendos.

Para efectos de estos Estatutos:

(1)  "Flujo de Efectivo Excedente" significa, por cualquier periodo, el
      ---------------------------
     excedente (en su caso) del (aa) Flujo de Efectivo sobre (bb) la Reserva Requerida (tal como se definen mas adelante);

(2)  "Flujo de Efectivo" significa, por cualquier periodo:
      -----------------

     (i) EBITDA consolidado (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo), mas

     (ii) Reducciones en el Capital de Trabajo Consolidado Neto (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo), menos

     (iii) Gastos Consolidados de Capital (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo), menos

     (iv) Aumentos en el Capital de Trabajo Consolidado Neto (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo), menos

     (v) Gastos Consolidados del Interes (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo), menos

     (vi) Restituciones de Principal de la Deuda Consolidada (tal como se define mas adelante) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo);

(3)  "EBITDA consolidado" significa, sobre una base consolidada, la suma de (1)
     --------------------
     el ingreso neto (excluyendo los elementos extraordinarios que no sean en efectivo), calculados despues de los gastos del interes, impuesto sobre la renta y depreciacion y amortizacion, mas (2) la cantidad que, en el calculo que se haga del ingreso neto, haya sido deducida, sin que haya sido duplicada, (A) los gastos del interes, (B) impuestos federales, estatales, locales y otros impuestos de conformidad con la legislacion mexicana y (C) depreciacion y amortizacion, todo esto calculadas de conformidad con los Principios de Contabilidad Generalmente Aceptados en los Mexico;

(4)  "Capital de Trabajo Consolidado" significa, sobre una base consolidada, una
     --------------------------------
     cantidad igual a (i) los activos actuales, con excepcion del efectivo y lo equivalente en efectivo, menos (ii) las obligaciones actuales, todas estas determinadas de conformidad con los Principios de Contabilidad Generalmente Aceptados en los Mexico. En cualquier momento, el Capital de Trabajo Consolidado puede ser un numero positivo o negativo;

(5)  "Gastos Consolidados de Capital" significa, sobre una base consolidada,
      ------------------------------
     todos los gastos de capital de la Sociedad, de (e incluyendo) desde el primero hasta el ultimo dia de dicho periodo (incluyendo el primero y el ultimo) tal y como se determine de conformidad con los Principios de Contabilidad Generalmente Aceptados en Mexico;

(6)  "Gastos Consolidados de Interes" significa, sobre una base consolidada,
      ------------------------------
     todos los gastos de interes de la Sociedad, desde el primero hasta el ultimo dia de dicho periodo, tal y como se requiera que sea pagado a terceros no relacionados por la Sociedad por dicho periodo;

(7)  "Restituciones de Principal de la Deuda Consolidada" significa, sobre una
      --------------------------------------------------
     base consolidada, la suma de todos los pagos, y los pagos obligados del principal de una deuda por dinero prestado de la Sociedad a terceros no relacionados;

(8)  "Reserva Requerida" significa, en el caso de la cantidad del Flujo en
      ------------------
     Efectivo, que el Consejo de Administracion de la Sociedad, por decision unanime, de vez en cuando, (pero en un periodo no menor a un ano) estime razonablemente necesario, mantener, para que la Sociedad lleven a cabo sus operaciones y cumplan con sus obligaciones; y

(9)  "Principios de Contabilidad Generalmente Aceptados en los Mexico" Significa
      ---------------------------------------------------------------
     aquellos principios de contabilidad aceptados en los Estados Unidos de Mexicanos y que son consistentemente aplicados.

Articulo 38

Los accionistas pagaran integramente el valor nominal las acciones que suscriban. Los accionistas no tendran responsabilidad alguna por las obligaciones de la Sociedad.


                                  CAPITULO VI
                                  -----------
                            DISOLUCION Y LIQUIDACION
                            ------------------------

Articulo 39

La Sociedad se disolvera al concluir el plazo fijado en el Articulo 5 de estos Estatutos, a menos de que este sea previamente prorrogado y en cualquiera de los casos previstos en las fracciones II a V del Articulo 229 de la Ley General de Sociedades Mercantiles.

Articulo 40

Declarada la disolucion de la Sociedad, esta sera puesta en estado de liquidacion, la cual estara a cargo de uno (1) o mas liquidadores, quienes en este ultimo caso deberan obrar conjuntamente segun acuerde la Asamblea de Accionistas. La Asamblea de Accionistas tambien fijara el plazo para el ejercicio de su(s) cargo(s) asi como la retribucion que habra de corresponderle(s).

El (los) liquidador(es) procedera(n) con la liquidacion y distribucion del remanente, en su caso, en proporcion a las acciones de que sean titulares los accionistas, de conformidad con lo estipulado en la Ley General de Sociedades Mercantiles.

                                  CAPITULO VII
                                  ------------
                            DISPOSICIONES GENERALES
                            -----------------------

Articulo 41

Los accionistas en este acto de manera irrevocable convienen que cualquier disputa, controversia o Demanda (la "disputa") derivada de (o en relacion a) estos estatutos deberan primero ser resultas de manera amigable entre los accionistas, y, en caso de que los accionistas no puedan resolver dicha disputa en el termino de treinta (30) Dias Habiles despues de la notificacion , que un accionista le haya dado a la otra u otros accionistas, los accionistas convienen que la disputa sera sometida a los entonces Directores Generales (Chief Executive Officers) de Paragon y PTBI y Marin (o su executor) para discusiones y resoluciones de buena fe y, si los accionistas no pueden resolver dicha disputa dentro de un periodo de veinte (20) Dias Habiles a partir de la fecha en que fue sometida, a la mencionada mediacion, cualquier disputa que permaneciere entre los accionistas debera ser sometida a, y resuelta por, un arbitraje final y vinculante celebrado en Nueva York, Nueva York, U.S.A. (u otra ciudad, segun los accionistas de la disputa convengan) de acuerdo con las reglas vigentes de la Camara Internacional de Comercio (International Chamber of Commerce) (el "Arbitraje CIC"). Cualquier Arbitraje CIC en relacion con cualquier disputa
--------------
debera ser en Ingles. Los accionistas irrevocablemente convienen que cualquier aviso o notificacion en relacion con cualquier Arbitraje CIC debera ser enviado a las direcciones establecidas en el Inciso 9.9. del Convenio Marco.

Articulo 42

En todo lo no previsto especificamente en estos Estatutos se aplicaran las disposiciones conducentes de la Ley General de Sociedades Mercantiles.